# Investor Presentation

## Goldman Sachs TechNet Conference Asia Pacific

May 2023



Life360

# Disclaimer

This document dated 25 May 2023 has been prepared by Life360, Inc. (ARBN 629 412 942) (Company) and is provided for information purposes only. It contains summary information about the Company and its activities and is current as at the date of this document. It should be read in conjunction with the Company's periodic and continuous disclosure announcements filed with the Australian Securities Exchange and the U.S. Securities and Exchange Commission, available at www.asx.com.au and www.sec.gov, respectively.

This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under Australian law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

The information contained in this document is not intended to be relied upon as advice or a recommendation to investors and is not intended to form the basis of any investment decision in the Company's securities. The information does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. An investor must not act on the basis of any matter contained in this document but must make its own assessment of the Company and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision.

By reading this document you agree to be bound by the limitations set out in this document. No representation or warranty, express or implied, is made as to the accuracy, reliability, completeness or fairness of the information, opinions, forecasts, reports, estimates and conclusions contained in this document. To the maximum extent permitted by law, none of the Company and its related bodies corporate, or their respective directors, employees or agents, nor any other person accepts liability for loss arising from the use of or reliance on information contained in this document or otherwise arising in connection with it, including without limitation any liability from fault of negligence.

Past performance is not indicative of future performance and no guarantee of future returns is implied or given. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of the Company.

Certain statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PLSRA"), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not historical in nature, including the words "anticipate", "expect", "suggests", "plan", "believe", "intend", "estimates", "targets", "projects", "should", "could", "would", "may", "will", "forecast" and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the Company's growth strategy and business plan and the Company's ability to effectively manage its growth and meet future capital requirements; the Company's expectations regarding future financial performance, including its expectations regarding its revenue, revenue growth, adjusted EBITDA, and operating cash flow, and the Company's ability to achieve or maintain future profitability; the Company's ability to further penetrate its existing member base, maintain and expand its member base and increase monetization of its member base; the Company's ability to expand internationally and the significance of its global opportunity; the Company's ability to anticipate market needs or develop new products and services or enhance existing products and services to meet those needs; and the Company's ability to increase sales of its products and services. Such forward-looking statements are prediction, projections and other statements about future events that are based on current expectations and assumptions and, as a result, involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law the Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in this document to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based.

This document contains unaudited financial information for the Company that has been prepared by the Company's management. The Company's results are reported under US-GAAP. Investors should be aware that certain financial data included in this presentation including average revenue per paying circle (ARPPC), and average revenue per User (ARPU) is "non-IFRS information" under Regulatory Guide 230 (Disclosing non-IFRS financial information) published by ASIC or "non-GAAP financial measures" within the meaning of Regulation G of the Exchange Act.

All values are stated in US dollars unless otherwise stated.

# Agenda



**Russell Burke**
Chief Financial Officer



## 01

**Business & Strategy Overview**

## 02

**Financial Overview**

**Q&A**

Note : All references in this presentation to $ are to US$.

# 01

# Business & Strategy Overview



# Life360 is on a mission to simplify safety so families can live fully

Safety and security is a multi-billion dollar category and the incumbents have not adapted to the needs of digitally native consumers. Life360 is taking a mobile and family first approach to disrupt the market.


Families with newborns
Families with young kids
Families with teens
Families with college kids
Empty nesters
Aging parents

# Significant market opportunity




Adjacent markets
$190bn TAM
$55bn SAM

**Adjacent Markets**
Potential long-term adjacent markets in which we can expand our addressable market: travel insurance, life insurance, residential security, home insurance

**Total addressable market**
Includes adjacent markets we expect to serve in the near-term or medium-term: elder monitoring and auto insurance

**Serviceable addressable market**
Includes markets we are currently servicing today: location sharing, crash and roadside assistance, identity theft protection, pets and children location sharing devices

# Investment Thesis

## Unique Positioning

- Competitive moat established from scale and platform investment
- Recognized leader in family safety and security
- Multi-platform offering

## Multiple Growth Vectors

- Demographic tailwinds from digitally native families
- Early penetration with further growth potential
- International expansion opportunity

## Value Creation

- Durable recurring revenue model driving consistent growth
- Reaching scale pivot point to leverage operating costs
- Adjusted EBITDA profitability reached in Q1'23

**Top 5**
Social networking app

**50 M +**
Monthly Active Users

**~10%**
of Families in the US

**50%+**
Subscription Revenue Growth CY22 & CY23E

**$300M+**
Revenue CY23E

CY22 USER HIGHLIGHTS

# Connecting families and saving lives

"Life360 alerted us right away that she had been in a collision, with her location. We were able to get to her immediately before we even had to get a call from the police, firefighters or paramedics. Well worth it! Get it, if you don't have it. #life360"

- Life360 user

**2,145,532**
Help alerts sent

**34,461**
Ambulances dispatched

**26 Billion**
Safe arrival notifications

**223 Billion**
Miles driven with Life360 Crash Detection

**700 Billion**
Tile Bluetooth location updates

**17 Million**
Tile "items left behind" smart alerts

LIFE 360'S TIMELINE

# 15+ years of investment and innovation

## Timeline of key developments

| 2007 | 2008 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 |
|---|---|---|---|---|---|---|---|
| Year Founded | **January:** The first funding for Life360 - $275,000 grant as a winner of Google's Android Developer Challenge | **April:** 12 Million MAU | **May:** ASX IPO | **July:** Life360 Membership launch | **September:** Acquisition of Jiobit | **January:** Acquisition of Tile<br>**H1:** Tile and Jiobit integration | **March:** 50 Million MAU<br>**H1:** Bundled Membership |

**$175+ Million**

35 patents(1) issued or pending

**R&D investment since 2016**

(1) Patents cover the following areas: Battery Power Conservation; Location Fixing and Tracking; Behavioral Pattern Assessment in the Use of a Mobile Device; User Safety; Notification Management; Usage Monitoring and Access Control of Applications; Generation of Notifications in a Workout Group; Generation and Sending of Prepopulated Messages to a Selected Group of Mobile Devices.

# Competition landscape for Life360 subscription


Direct
Family Coordination
Direct competitors with location-sharing products that target family safety (Life360 has significant market share)
Indirect
Targeting the Same Customers: Families
Life360
Subscription
Alternatives
Core Value Prop
Location Services Platform
Practical Tools

MEMBERSHIP

# Expanding and deepening our relationship with families through Membership

**At IPO May 2019**


LIFE360 FREE
$0.00/mo
LIFE360 PLUS
$2.99/mo
DRIVER PROTECT
$7.99/mo
Families with teens
Families with college kids

**Current Membership Bundles**


FREE MEMBERSHIP
$0.00/mo
Member
SILVER MEMBERSHIP
$7.99/mo
Silver
GOLD MEMBERSHIP
$14.99/mo
Gold
PLATINUM MEMBERSHIP
$24.99/mo
Platinum
Families with newborns
Families with young kids
Families with teens
Families with college kids
Empty nesters
Aging parents

## Commercial benefits of Premium Membership

- Deeper connection with the Brand, improved retention and virality
- Less price sensitivity
- Member receptivity to multiple services and products
- Ability to bundle services to expand our addressable market

LIFE360, TILE AND JOIBIT INTEGRATED OFFERING

# Completing our ‘360’ vision of protecting people, pets and things


Life360
tile
jiobit
Johnson Family
Check In
SOS
People
Sadah
105 Main St
Since 8:15 am

### Expanded addressable market and brand reach

- Bundled offering will have broader applicability to additional demographics
- Long-term this opens up additional markets such as elder care
- Expanded reach will open additional paid channels and improved top-of-funnel

### Higher conversion to paid and increased ARPPC

- Customers are more willing to pay for something they can physically touch
- Bundled offering will enable increased pricing and/or shift to higher tiers
- Potential for paid conversion and ARPPC to increase by double digit percentage

### Reduced churn

- Subscriptions tied to physical devices have exceptionally high retention rates
- Jiobit for example, has almost double the 12 month retention as Life360 standalone

### Improved pricing power and overall LTV

- Enhanced membership offering will deliver greater pricing power
- Price + Higher Conversion + better retention = improved LTV


Johnson Family
Hi Peggy!
You and your Circle have Life360 Platinum.
Platinum
Member Since Sep. 2021
Included in your Life360 Platinum Membership
Complete safety on the go
Unlimited Place Alerts
Get notified as Circle members come and go.
Get a free Tile pack when you upgrade to Platinum

# Our flywheel is driving our accelerating growth

- 1-in-10 Families use Life360
- High brand awareness

- User acquisition
- Brand campaigns
- User experience


Market
Position
Entrenched
Leading
Market
Position
Life360
Reinvestment
in Growth
Robust
Monetization
Options

- 50m+ MAUs
- 1.6m Paying Circles
- Top 5 social networking app

- Membership
- Bundled Membership
- International
- Lead generation

# 2023 Key Initiatives

## Invest in the Core



Amazing user experience drives engagement and upsell to premium

## Drive Membership


9:41
Get 2 free Tiles™ to track your stuff in Life360!
Attach Tiles to your keys, wallet, or backpack, and see them on the Life360 map.
Learn more about Life360 Platinum

Bundled Tile hardware drives improved conversion and retention

## Expand internationally


SOS
Usa el botón SOS de Life360 si no te sientes seguro
Caminando solo por la noche
Presente en un tiroteo activo
Sufriendo una emergencia médica

Launch in the UK provides a base for European expansion

## Drive financial leverage



Leveraging revenue growth and strong margins, and managing opex to drive path to profitability

STRATEGY UPDATE

# Expand internationally

## Establish a beachhead for international expansion

### Enhance global core features to improve the international user experience


Abbiamo rilevato un movimento sul tuo telefono che sembrava un incidente.
Stai bene?
Invieremo una notifica alla tua Cerchia e ai contatti d'emergenza tra
05:00
Falso allarme
C'è stato un incidente, ma sto bene
Chiama subito il 112


SOS
Usa el botón SOS de Life360 si no te sientes seguro
Caminando solo por la noche
Presente en un tiroteo activo
Sufriendo una emergencia médica
Iniciar configuración

### International launch of triple tier Membership


Member
life

- Establishment of dedicated international management team based in the UK
- Launch of triple tier premium membership in the UK in CY23 H2, followed by major European markets
- European region represents major growth engine, with market size comparable to the U.S. market, with significant growth potential in 2024 and beyond

### Paying Circles (Australia, Canada, UK)


+172%
2020 Q1
2020 Q2
2020 Q3
2020 Q4
2021 Q1
2021 Q2
2021 Q3
2021 Q4
2022 Q1
2022 Q2
2022 Q3
2022 Q4
2023 Q1

**+60%**

Q1'23 Life360 Core International Subscription revenue YoY growth

**Australia, Canada, UK Q1'20 to Q1'23**

**+151%**
RMAU

**+140%**
MAU

# Life360 Core Values are Family Safety and Security

- **Our Values:** Refreshed values following the acquisitions of Tile and Jiobit
- **Culture:** Established a new approach to create a culture of belonging
- **People and talent training:** Launched a formal Learning and Development strategy aligned with our employee value proposition
- **Additional employee benefits:** New benefits including Platinum Life360 membership and Tile credits, mental health support, family planning, fitness and medical care


Our People
Safety and wellbeing, Diversity, Development & Training, Grievances and impact
Environment
Product Sustainability, Emissions (carbon neutral in 2020), Climate resilience
Our Values
Governance
Business ethics, Anti-corruption, IP protection, ESG performance disclosure
Our Community
User safety and wellbeing, Privacy and data security, Protection and rights of minors, Community participation

- **Emissions:** Achieved carbon neutrality for 2020 and 2021
- **IT resources:** Minimizing initial IT set-up to avoid e-waste
- **Travel:** Remote-first company reduces commuting **requirements.** Carpooling required for all in-person company gatherings
- **Digital communications:** Migration to all digital employee communications to eliminate physical deliveries

- **Financial Sustainability:** Development of a "Path to Profitability" to ensure the long-term financial sustainability of the Company
- **Data:** New commercial agreement to de-identify and commercialize only aggregated data insights
- **Data security:** Rollout of company wide training programs to enhance security practices
- **ESG reporting:** Establishment of dedicated cross functional ESG committee committed to providing reporting transparency

- **Free user experience:** Ongoing investment in the free user experience, and expansion of free features that support family safety and security
- **Privacy:** New privacy policy developed to incorporate the acquisitions of Tile and Jiobit, coming into effect in January 2023
- **Philanthropy:** Employee volunteering initiatives and fund raising to support groups dedicated to supporting families

Further information on Life360's ESG initiatives will be included in the 2022 Annual Report

02

# Financial Overview



## Q1'23 RESULTS SUMMARY

# Delivering on growth

| $M | Q1'22 | Q1'23 | % ch YoY | CY22 Result | CY23 Guidance |
|---|---|---|---|---|---|
| **Revenue** | | | | | |
| Subscription | 33.1 | 51.7 | +56% | 153.3 | |
| Hardware | 9.6 | 10.0 | +3% | 47.9 | |
| Other | 8.3 | 6.5 | -21% | 27.1 | |
| **Total revenue** | **51.0** | **68.1** | **+34%** | **228.3** | **300-310** |
| Annualized Monthly Revenue (AMR) (excluding Hardware) | 166.1 | 239.5 | +44% | 224.4 | |
| **Adjusted* EBITDA** | **(13.7)** | **0.5** | | **(40.1)** | **5-10** |
| **Cash and cash equivalents**** | **98.2** | **76.1** | | **90.4** | |

Note: Tables may not add due to rounding.
*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 2
** Cash and cash equivalents includes Restricted Cash.

## GLOBAL MAU REACHING NEW HEIGHTS WITH STRONG RETENTION

# Q1'23 year-on-year growth of 33%

### Life360 Core Monthly Active Users (MAU)(M)


26%
U.S. MAU growth YoY
44%
International MAU growth YoY
COVID-19
6.0 7.3 8.5 8.8 9.6 10.8 10.5 11.2 11.6 9.1 9.2 9.7 10.0 12.1 11.6 11.8 13.2 14.9 17.7 17.6 19.1
6.5 7.6 8.9 10.0 11.4 12.9 14.6 16.8 16.7 16.3 16.8 17.0 18.1 20.4 22.2 23.7 25.1 27.0 29.3 30.9 31.7
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23
US
International

### Life360 Core Returning Monthly Active Users by cohort (RMAU)*(M)


RMAU strength reflects increasing engagement
50 45 40 35 30 25 20 15 10 5 -
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23
2015 2016 2017 2018 2019 2020 2021 2022 2023

*Returning Monthly Active Users are defined as users that are active in a given month who have registered more than 30 days ago

## PAYING CIRCLE GROWTH AND ACCELERATING ARPPC GROWTH

# Price increase accelerating ARPPC uplift

### Paying Circles by geography (000s)*

US Paying Circles increased 15% YoY while raising prices significantly



93 109 124 138 157 159 171 180 185 173 176 174 166 186 204 227 243 275 310 332 364
280 337 410 458 529 550 605 647 676 672 707 716 737 804 895 991 1,044 1,117 1,180 1,162 1,203
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23
US
International

### Average Revenue Per Paying Circle (ARPPC) ($)

Q1'23 ARPPC increased 43% YoY for US subscribers reflecting price increase



US
International
$140
$55
$59
$43
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23

*Price increase took effect across U.S. Membership tiers from November 2022
Cumulative new and upsell subscribers in the Membership plans of 856,000, comprising Silver (10%), Gold (84%) and Platinum (6%)
Note: Methodology for calculating Paying Circles was revised from Q1'21

FINANCIAL OVERVIEW

# Net subscription revenue retention above 100% even as absolute growth in subscribers accelerates

**Net Revenue Retention - Subscription (vs Previous Half)***



120%
100%
80%
60%
40%
COVID-19
2H18
1H19
2H19
1H20
2H20
1H21
2H21
1H22
2H22
Net revenue retention (%)
Gross subscriber adds (000s)

Net revenue retention is measured based on the revenue in the final month of the previous period compared to the revenue from the same set of users earned over the next six months (e.g. for 1H19, revenue retention is calculated as the average monthly revenue over the period vs. the revenue earned in December 2018).

## Commentary

- The strength of Life360's freemium model is reflected in net subscription revenue retention maintaining at 100% or greater. This is supported by success in driving free users to paid subscriptions, and paid subscribers into higher price plans
- In each half year period (excluding 1H20), net revenue retention is at or above 100% across the cohort of users who had signed up by the end of the previous period
- Retention remains strong even as absolute subscriber growth accelerates, indicating that subscriber quality is being maintained

ACCELERATING SUBSCRIPTION REVENUE GROWTH

# AMR has more than tripled since our IPO in May 2019

## Quarterly Recurring Revenue ($M)*



+41%
YoY growth in recurring revenue
70
60
50
40
30
20
10
0
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Subscription
Other

## Quarterly Annualized Monthly Revenue ($M)*



+44%
YoY growth in March 2023 Annualized Monthly revenue
250
200
150
100
50
0
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

*Recurring Revenue and Annualized Monthly Revenue are unaudited and exclude hardware. Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period.

FINANCIAL OVERVIEW

# Pathway to profitability

| | CY23 | CY24 and Beyond |
|---|---|---|
| | **Full year of price increases and cost efficiencies** | **Scaling the business and leveraging the model** |
| Profitability targets | Positive Adjusted EBITDA* & operating cash flow expected from CY23Q2 and for CY23 year | Adjusted EBITDA margin expansion<br>Trajectory to positive EBITDA |

**Revenue drivers**

- Full year subscriber revenue uplift from U.S. price increases and bundled offer
  - Higher conversion rates
  - Higher ARPPC through U.S. upsell and Android price increase
  - International expansion

**Expense drivers**

- Cost base at scale providing profitability leverage
- Reducing commissions from out of app purchases
- Limited growth in headcount

## Revenue and Cost history and outlook



Increasing Adjusted EBITDA margin
CY21
CY22
CY23
Beyond
Revenue
Operating costs

*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 2

# Outlook

## For CY23, Life360 expects to deliver:

- Core Life360 subscription revenue growth (excluding Tile and Jiobit) in excess of 50% YoY;
- Hardware revenue growth of 0% to 5%;
- Other revenue of approximately $26 million;
- Consolidated revenue of $300 million - $310 million;
- Positive Adjusted EBITDA* and Operating Cash Flow of $5 million - $10 million, with positive Adjusted EBITDA for each quarter of CY23, and positive Operating Cash Flow anticipated on a quarterly basis beginning with Q2'23 and for full CY23.



*Adjusted EBITDA was previously referred to as Underlying EBITDA.
For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 2


Q&A


Thank you
Life360



# Appendix

APPENDIX 1

# Membership benefits in every plan

**FREE MEMBERSHIP**
**$0.00/mo**

- ✓ 2 days of Location History
- ✓ 2 places with unlimited Place Alerts
- ✓ SOS Help Alert
- × Crime Reports

- ✓ Crash Detection
- ✓ Family Driving Summary
- × Individual Driver Reports
- × Roadside Assistance
- × Free towing
- × 24/7 Emergency Dispatch

- ✓ Data breach alerts
- × ID Theft Protection
- × Stolen funds reimbursement
- × Credit Monitoring

- × Stolen phone protection
- × Disaster Response
- × Medical Assistance
- × Travel Support

**SILVER MEMBERSHIP**
**$7.99/mo**

- ✓ 7 days of Location History
- ✓ 5 places with unlimited Place Alerts
- ✓ SOS Help Alert
- × Crime Reports

- ✓ Crash Detection
- ✓ Family Driving Summary
- × Individual Driver Reports
- × Roadside Assistance
- × Free towing
- × 24/7 Emergency Dispatch

- ✓ Data breach alerts
- × ID Theft Protection
- × Stolen funds reimbursement
- × Credit Monitoring

- ✓ $100 Stolen phone protection
- × Disaster Response
- × Medical Assistance
- × Travel Support

**GOLD MEMBERSHIP**
**$14.99/mo**

- ✓ 30 days of Location History
- ✓ Unlimited Place Alerts
- ✓ SOS Help Alert
- ✓ Crime Reports

- ✓ Crash Detection
- ✓ Family Driving Summary
- ✓ Individual Driver Reports
- ✓ Roadside Assistance
- ✓ 5 miles Free towing
- ✓ 24/7 Emergency Dispatch

- ✓ Data breach alerts
- ✓ ID Theft Protection
- ✓ $25K Stolen funds reimbursement
- × Credit Monitoring

- ✓ $250 Stolen phone protection
- × Disaster Response
- × Medical Assistance
- × Travel Support



Tile Mate included
A $25 VALUE

**PLATINUM MEMBERSHIP**
**$24.99/mo**

- ✓ 30 days of Location History
- ✓ Unlimited Place Alerts
- ✓ SOS Help Alert
- ✓ Crime Reports

- ✓ Crash Detection
- ✓ Family Driving Summary
- ✓ Individual Driver Reports
- ✓ Roadside Assistance
- ✓ 50 miles Free towing
- ✓ 24/7 Emergency Dispatch

- ✓ Data breach alerts
- ✓ ID Theft Protection
- ✓ $1M Stolen funds reimbursement
- ✓ Credit Monitoring

- ✓ $500 Stolen phone protection
- ✓ Disaster Response
- ✓ Medical Assistance
- ✓ Travel Support



Tile Starter Pack included
A $55 VALUE

APPENDIX 2

# Non-GAAP Financial Measures

| *(in thousands)* | Q1'23 | Q1'22 |
|---|---|---|
| Net loss | $ (14,071) | $ (25,222) |
| Add (deduct): | | |
| Convertible notes fair value adjustment | (72) | (1,575) |
| Derivative liability fair value adjustment (1) | (14) | (914) |
| Provision (benefit) for income taxes | 108 | (58) |
| Depreciation and amortization (2) | 2,273 | 2,201 |
| Other (income) expense, net | (843) | 546 |
| **EBITDA** | **$ (12,619)** | **$ (25,022)** |
| Stock-based compensation | 8,955 | 6,095 |
| Acquisition and integration costs | - | 9,258 |
| Non-recurring workplace restructuring costs(3) | 3,254 | - |
| Inventory write-off(4) | 916 | - |
| (Gain)/loss on revaluation of contingent consideration | - | (4,000) |
| **Adjusted EBITDA** | **$ 506** | **$ (13,669)** |

(1) To reflect the change in value of the derivative liability associated with the July 2021 Convertible Notes
(2) Includes depreciation on fixed assets and amortization of acquired intangible assets
(3) Relates to non-recurring personnel and severance related expenses in connection with the workplace restructure announced on January 12, 2023.
(4) Relates to the write-off of raw materials that have no alternative use to the Company following the decision to halt development.

We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance.

## EBITDA and Adjusted EBITDA

In addition to total revenue, net loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"). EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization and (iv) other income (expense). Adjusted EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization, (iv) other income (expense), (v) stock-based compensation, (vi) acquisition and integration costs, (vii) non-recurring workplace restructuring costs, (viii) prototype inventory write-off, and (ix) (gain)/loss on revaluation of contingent consideration.

The above items are excluded from EBITDA and Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included EBITDA and Adjusted EBITDA in this media release because they are key measurements used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider these non-GAAP financial measures in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.